WORLD WIDE MAGIC NET, INC.

                                STOCK OPTION PLAN

                                    ARTICLE I

1. Definitions

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         1.1. "Board" shall mean the Board of Directors of the Company.

         1.2. "Committee" shall mean a committee appointed by the Board to administer the Plan.

         1.3. "Company" shall mean World Wide Magic Net, Inc., a California corporation.

         1.4. "Option" shall mean an option to purchase Stock granted pursuant to the provision of Article VI hereof.

         1.5. "Optionee" shall mean a Director, employee or consultant to whom an Option has been granted hereunder.

         1.6. "Plan" shall mean the 1996 World Wide Magic Net, Inc. Stock Option Plan, the terms of which are set forth herein.

         1.7. "Reorganization" shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

         1.8. "Stock" shall mean the common shares of the Company or, in the event that the outstanding common shares are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

         1.9. "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.


                                   ARTICLE II

2. The Plan

         2.1. Name. This plan shall be known as the "1996 World Wide Magic Net, Inc. Stock Option Plan."

         2.2. Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to all employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such employees of Options under the terms set forth herein. By thus encouraging such Directors, employees or consultants to become owners of the Company shares, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The options granted



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hereunder are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2.3. Effective Date. The Plan shall become effective as of September 30, 1996.


                                   ARTICLE III

3. Participants

All employees of the Company and its Subsidiaries shall be eligible to participate in the Plan. The Committee may grant Options to any eligible employee in accordance with such determination as the Committee from time to time in its sole discretion shall make.


                                   ARTICLE IV

4. Administration

         4.1. Duties and Powers of Committee. The Plan shall be administered by the Committee. The Committee shall elect one of its members as its chairperson and shall hold its meetings at such times and places as it may determine. The Committee may appoint a secretary and shall keep minutes of its meetings. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible Optionees those to whom and the time or times at which Options may be granted and the number of shares of Stock to be subject to each Option. In determining the Optionees to whom Options shall be granted and the number of shares subject to such Options, the Committee may take into account the nature of the services rendered by the respective Optionees, their present and potential contribution to the success of the Company or its Subsidiary, and such other factors as the Committee in its discretion shall deem relevant. An employee who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it and to make other determinations necessary or advisable in the administration of the Plan.

         4.2. Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee shall constitute the action of the Committee.

         4.3. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible Optionees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of the Committee's duties.

         4.4. Reliance on Reports. Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

         4.5. Indemnification. The Company shall indemnify and hold harmless each person who is or shall have been a member of the Committee against and from any and all loss, expense, liability



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or costs  (including  reasonable  attorneys'  fees) that may be imposed  upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceedings to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by him in any such action, suit or proceeding, provided he shall have given the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend on his own behalf. The right of indemnification set forth shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless. It is the Company's intention that all expenses incurred in connection with the administration of the Plan shall be borne by the Company rather than by any member of the Committee.


                                    ARTICLE V

5. Shares of Stock Subject to Plan

         5.1. Limitations. The shares subject to this Plan are common shares of the Company. Such shares may be either authorized and issued shares or shares issued and thereafter acquired by the Company.

         5.2. Options Granted Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not, for as long as such shares are issued and outstanding, again be available for Options hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option termination relates.

         5.3. Antidilution. In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

                  (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately; and

                  (b) Rights under outstanding Options granted hereunder both as to the number of subject shares and the Option price, shall be adjusted appropriately;

provided; however, that if, in connection with a Reorganization, there exists an agreement (the "Reorganization Agreement") which specifically provides for the change, conversion, or exchange of shares under outstanding and unexercised Options for securities of another company, then the Committee shall adjust the shares under such outstanding and unexercised Options in a manner not inconsistent with the Reorganization Agreement. All adjustments and determinations shall be made solely by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding and conclusive. Adjustments made under this Paragraph 5.3 may provide for the elimination of fractional shares.

         5.4. Unsecured Obligation. Optionees under this Plan shall not have any interest in any fund or specific asset of the Company by reason of this Plan. No trust fund shall be created in connection with the Plan or any grant of Options thereunder.


                                   ARTICLE VI

6. Options



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         6.1. Option Grant.  Nothing contained in the Plan or in any resolutions adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when the Committee shall have resolved to grant such Option and such resolution shall be evidenced by a writing, substantially in the form attached hereto as Exhibit A, and delivered to the employee to whom such Option is to be granted.

         6.2. Option Price. The per share Option price of the Stock subject to each Option shall be determined by the Committee at the time of the Option grant; provided, however, any such determined price shall not be less than the Fair Market Value.

         6.3. Option Period. To the extent exercisable as herein provided, each Option granted hereunder must be exercised as provided in Section 6.5.

         6.4. Option Vesting. Subject to Section 6.6(a) below, the Optionee's rights to the Optioned Shares shall vest as follows:

                  (a) fifty percent (50%) of the Optioned Shares after two (2) years of full-time continuous employment with the Company (or its Subsidiaries) (the "First Vested Shares"); and

                  (b) fifty percent (50%) of the Optioned Shares after three (3) years of full-time continuous employment with the Company (or its Subsidiaries) (the "Second Vested Shares").

         6.5. Option Exercise.

                  (a) Notwithstanding any provisions contained elsewhere herein to the contrary, Options granted hereunder may in no event be exercised unless and until the Optionee shall have remained in the full-time continuous employ of the Company (or its Subsidiaries) for twelve (12) consecutive months from and after the date of the Option grant.

                  (b) Subject to Section 6.5(a) above and except as otherwise provided below in this Section 6.5(b) and in Section 6.6 hereof, an Option may be exercised with respect to:

                           (1)  fifty  percent  (50%)  of  the  Optioned  Shares
either: (i) six (6) months after the Company's first public offering is declared effective, or (ii) the first day after the expiration of any holdback or similar period that may be imposed upon the Company by the Company's underwriter(s) in such public offering, whichever is later (the "First Exercisable Shares"); and

                           (2)  fifty  percent  (50%)  of  the  Optioned  Shares
either: (x) one (1) year after the Company's first public offering is declared effective, or (y) one (1) year after the expiration of any holdback or similar period that may be imposed upon the Company by the Company's underwriter(s) in such public offering, whichever is later (the "Second Exercisable Shares").

The Optionee must exercise his/her right to purchase the First Exercisable Shares and the Second Exercisable Shares within three (3) months after the occurrence of (b)(1)(i), (b)(1)(ii), (b)(2)(x), or (b)(2)(y) as the case may be. For purposes of this paragraph 6.5(b), the term "public offering" shall mean an offer by the Company to sell all or a portion of its authorized but unissued common stock, no par value, to the public through one or more underwriters on a firmly underwritten basis, where the offering and consequent sale shall be made pursuant to: (i) a registration statement required by the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "SEC") and filed with the SEC; and (ii) a prospectus prepared in connection with such offering.



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                  (c) Subject to Sections  6.5(a) and 6.5(b) above,  Options may be exercised in whole at any time, or in part from time to time with respect to whole Vested Shares only, within the period permitted for the exercise thereof. Options shall be exercised by written notice, substantially in the form attached hereto as Exhibit B, of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of California, accompanied by payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then exercised. In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise as determined by the Company. If allowed by the Committee, in its sole discretion, the Optionee may elect to pay such federal and state withholding or other employment taxes by having the Company withhold shares having an aggregate Fair Market Value equal to the amount required to be withheld. An election by Optionee to have shares withheld for this purpose shall be subject to the following restrictions:

                           (1) if an Optionee has received  multiple  grants,  a
separate election must be made for each grant;

                           (2) the election must be made simultaneously with the
exercise of the Option; and

                           (3) the election will be irrevocable.

                  (d) Notwithstanding Section 6.5(b) above, after the Options have vested pursuant to Section 6.4 and to the extent the Options have vested, the Optionee may exercise the Option at any time and at the Optionee's discretion

                  (e) Unless the options and shares subject to the Plan shall have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each Optionee exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         6.6. Effect of Death or Other Termination of Employment.

                  (a) If, prior to one year from the date an Option shall have been granted an Optionee's employment with the Company (or its Subsidiaries) shall be terminated, whether voluntarily or involuntarily, with or without cause, for any reason whatsoever, including death or disability, or for no reason, or notice of such termination has been given or received by either the Company or the Optionee, or Optionee shall not have remained in the full-time continuous employ of the Company (or its Subsidiaries) for twelve (12) consecutive months from and after the date of the Option grant, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease.

                  (b) Subject to Section 6.5(a) and 6.6(a) hereof, if, on or after one year from the date an Option shall have been granted:

                           (1) an Optionee's employment with the Company (or its
Subsidiaries) shall be terminated for any reason, then, except as otherwise provided in Section 6.6(b)(2) or 6.6(b)(3), the Optionee shall have the right, during the period ending three months after such termination, to exercise such Option to the extent that it was exercisable at the date of such termination of employment and shall not have been theretofore exercised.

                           (2) an Optionee  shall die while in the employment of
the Company (or its Subsidiaries), or within three months after termination of such employment or while entitled to exercise an Option pursuant to Section 6.6(b)(3) below, the remaining Optioned Shares shall become Vested Shares and shall be subject to exercise by the executor or administrator of the estate of the decedent Optionee, or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution, during the period ending one year after the date of the Optionee's death, on the terms and conditions of this Plan. No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

                           (3) an Optionee shall become  permanently and totally
disabled, as determined by the Committee in accordance with applicable Company personnel policies, while in the employment of the Company (or its Subsidiaries), the remaining Optioned Shares shall become Vested Shares and shall be subject to exercise by the Optionee or the representative of the Optionee during the period ending three months after the date of the Optionee's disability, on the terms and conditions of this Plan.

         6.7. Nontransferrability of Option. No Option shall be transferrable or assignable by an Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by the Optionee. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the written consent of the Committee.

         6.8. Rights as Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option and payment in full of the purchase price of such shares as provided herein.

         6.9. Abandonment of Option. An Optionee may at any time elect in writing to abandon an Option with respect to the number of shares as to which the Option shall not have been exercised.

         6.10. Proceeds. The proceeds received by the Company from the sale of common stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         6.11. Call Option.

                  (a) Call Option Events. In the event an Optionee's employment with the Company (or its Subsidiaries) is terminated, whether voluntary or involuntary, with or without cause or for any reason whatsoever or for no reason (the "Call Option Event"), the Company shall have the irrevocable right and option to purchase (the "Call Option") from such Optionee and/or from his spouse, donees or legal representative (each of whom shall be deemed the Optionee for the purposes of this Section 6.11 as the context requires) all of the shares purchased by such Optionee pursuant to an Option granted under the Plan (the "Purchased Shares"), and the Optionee shall have the obligation to sell the Purchased Shares upon and to the extent of the Company's exercise of the Call Option, all on the terms and conditions as set forth in this Section 6.11.

                  (b) Exercise. The Company shall exercise the Call Option, if at all, by written notice to the Optionee delivered by registered or certified mail or by hand delivery within two (2) years after the termination of the Optionee's employment with the Company (or its Subsidiaries) as described in paragraph 6.11(a) above. Said notice shall include the number of the Purchased Shares the Company wishes to purchase from the Optionee and the price to be paid therefor. The failure of the Company to provide timely notice shall be deemed a waiver of its rights under the Call Option.

                  (c) Purchase Price. The purchase price to be paid for each of the Purchased Shares upon and to the extent the Call Option is exercised shall be the greater of:

                           (1) The  highest  price per share  which the  Company
obtains from selling its common shares during the period ending on the last day of the month preceding the date the Call Option is exercised and commencing six
(6) months prior thereto (the "Pricing Period"); or

                           (2) The  fair  market  value of one  share of  common
stock of the Company as of the last quarter of the fiscal year preceding the date the Call Option is exercised, as determined by an independent appraiser selected and paid for by the Company.

                  (d) Payment of Purchase Price. The Company shall pay the purchase price within thirty (30) days of the expiration of the Pricing Period. The Company may elect to pay the purchase price in (i) one lump sum or (ii) not more than twelve (12) equal installments, without interest.


                                   ARTICLE VII

7. Stock Certificates

The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to the fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience; and

                  (e) The addition of such legends to the certificate as are determined by the Company as being required under federal and state securities laws.


                                  ARTICLE VIII

8. Termination, Amendment, and Modification of Plan

The Plan shall terminate on, and no option shall be granted thereunder after, September 30, 2006. The Board may at any time, upon recommendation of the Committee, terminate the Plan prior to September 30, 2006, and may at any time and from time to time and in any respect, amend or modify the Plan; provided that no termination, amendment, or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee.


                                   ARTICLE IX

9. Miscellaneous

         9.1. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

         9.2. Employment. Nothing in the Plan or in any Option granted hereunder is intended to create any right on the part of an Optionee to employment with the Company (or its Subsidiaries) for any period of time, in any capacity, or at any rate of compensation.

         9.3. Other Compensation Plan. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

         9.4. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         9.5. Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine and neuter.

         9.6. Captions Not Part of Plan. Captions of Articles and Sections hereof are inserted for convenience and reference. Such captions are not a part of this Plan and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions hereof.

                                    EXHIBIT A

                           WORLD WIDE MAGIC NET, INC.

                         NOTICE OF GRANT OF OPTION UNDER
                       THE 1996 WORLD WIDE MAGIC NET, INC.
                                STOCK OPTION PLAN

                           Date: ______________, 199__

(Name and Address)
_______________________
_______________________

Subject to your acceptance, World Wide Magic Net, Inc. (the "Company") hereby grants to you an Option to purchase ___________________________ (____________)
common shares of the Company at an Option price of _______________________________ ($___________) per share, all on the terms and conditions set forth in the 1996 World Wide Magic Net, Inc. Stock Option Plan.

Please acknowledge your receipt of this Notice of Grant of Option and a copy of the 1996 World Wide Magic Net, Inc. Stock Option Plan, and your acceptance thereof, by signing the enclosed copy of this Notice as indicated below and returning it to the Company's Chief Financial Officer.


                                                 WORLD WIDE MAGIC NET, INC.

                                                 By:  __________________________

                                                 Its: __________________________


         ACCEPTANCE

The undersigned represents and acknowledges that by his/her signature below, he/she has received a copy of the 1996 World Wide Magic Net, Inc. Stock Option Plan (the "Plan"), has reviewed it in its entirety and is familiar with the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan.

                                                 _______________________________

                                    EXHIBIT B

                    ELECTION TO EXERCISE OPTION GRANTED UNDER
              THE 1996 WORLD WIDE MAGIC NET, INC. STOCK OPTION PLAN

World Wide Magic Net, Inc.
Attn: Chief Financial Officer
320 S. Garfield Ave., Suite 318
Alhambra, California 91801

The undersigned hereby exercises the Option granted and elects to purchase _____________________ (___________) common shares of World Wide Magic Net, Inc.
(the "Company") pursuant to the Notice of Grant of Option dated _______________, 199___. Enclosed is the sum of $_______________ as payment for the shares so purchased.

The undersigned represents and acknowledges that he/she has received a copy of the 1996 World Wide Magic Net, Inc. Stock Option Plan (the "Plan"), has reviewed it in its entirety and is familiar with the terms and provisions thereof. By his/her signature below, the undersigned hereby acknowledges and agrees that (i) the shares being purchased are, in all respects, subject to the terms and conditions of the Plan, (ii) he/she is bound by all of the terms and conditions of the Plan, and (iii) all decisions or interpretations of the Committee upon any questions or issues arising under the Plan or under the Notice of Grant of Option shall be binding, conclusive and final.

The undersigned represents and warrants that (i) he/she the sole owner and holder of the Option and has not transferred or assigned to any third person or entity any interest therein and is entitled to exercise the Option under the terms of the Plan, (ii) he/she is purchasing the above shares for investment only, and not with a view to distribution involving a public offering, and (iii) until the stock certificate evidencing the shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), he/she is not entitled to any rights as a stockholder.

The undersigned understands that he/she may suffer adverse tax consequences as a result of the purchase of the shares. The undersigned represents that he/she has had an on opportunity to obtain the advice of counsel prior to executing this Election to Exercise Option and that he/she is not relying on the Company for tax advice.

As an express condition precedent to the effectiveness of this exercise of Option, the undersigned shall satisfy all applicable federal, state and local income and employment tax withholding obligations and deliver to the Company the full amount of such obligations or make other arrangements acceptable to the Company to satisfy such obligations. In addition, to the extent that the undersigned's purchase and receipt of the shares subject to the Option results in taxable income to the undersigned, the undersigned shall report and include in income on his/her state and federal income tax returns with respect to the year in which the Option is exercised, all such income that results from the exercise of the Option, and the undersigned agrees to indemnify and hold the Company harmless from any loss, liability, costs, expenses (including reasonable attorneys fees), penalties or interest that the Company may incur as a result of the undersigned's failure to perform the foregoing obligations.

Dated: _______________________

Submitted by:                                     Accepted by:

______________________________                    WORLD WIDE MAGIC NET, INC.
(Signature)
Address:                                          By: __________________________
______________________________                    Its: _________________________
______________________________